                                                                     Exhibit 4.3
                             SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of May 5, 2006, among UAG Minneapolis B1, LLC, JS Imports, LLC, Palm Auto Plaza, LLC, West Palm Nissan, LLC, UAG Boston FMM, LLC, UAG Boston FMB, LLC, UAG Boston FML, LLC, UAG Boston FMR, LLC and UAG Boston Bentley, LLC (each a "Guaranteeing Subsidiary"), each a subsidiary of United Auto Group, Inc. (or its permitted successor), a Delaware corporation (the "Company"), the Company, the other Guarantors (as defined in the Indenture referred to herein) and J.P. Morgan Trust Company, National Association, as trustee under the Indenture referred to below (the "Trustee").

                                   WITNESSETH

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of January 31, 2006 providing for the issuance of 3.50% Senior Subordinated Convertible Notes due 2026 (the "Notes");

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Note Guarantee"); and

WHEREAS, pursuant to Section 10.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide a Guarantee on the terms and subject to the conditions set forth in the Guarantee and in the Indenture including but not limited to Article 12 thereof, including the subordination provisions thereof.

4. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of the Guaranteeing Subsidiary(ies), as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary(ies) under the Notes, any Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes or any Guarantee by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and this Guarantee.

5. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

8. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated as of May 5, 2006

                                        SIGNATURES

                                        AUTO MALL PAYROLL SERVICES, INC.
                                        BRETT MORGAN CHEVROLET-GEO, INC.
                                        CENTRAL FORD CENTER, INC.
                                        CJNS, LLC
                                        CLASSIC AUTO GROUP, INC.
                                        CLASSIC ENTERPRISES, LLC
                                        CLASSIC IMPORTS, INC.
                                        CLASSIC MANAGEMENT COMPANY, INC.
                                        CLASSIC MOTOR SALES, LLC
                                        CLASSIC NISSAN OF TURNERSVILLE, LLC
                                        CLASSIC TURNERSVILLE, INC.
                                        COVINGTON PIKE DODGE, INC.
                                        D. YOUNG CHEVROLET, LLC
                                        DAN YOUNG CHEVROLET, INC.
                                        DAN YOUNG MOTORS, LLC
                                        DEALER ACCESSORIES, LLC
                                        DIFEO PARTNERSHIP, LLC
                                        EUROPA AUTO IMPORTS, INC.
                                        FLORIDA CHRYSLER PLYMOUTH, INC.
                                        FRN OF TULSA, LLC
                                        GENE REED CHEVROLET, INC.
                                        GMG MOTORS, INC.
                                        GOODSON NORTH, LLC
                                        GOODSON PONTIAC-GMC, LLC
                                        GOODSON SPRING BRANCH, LLC
                                        HT AUTOMOTIVE, LTD.
                                        KMPB, LLC
                                        KMT/UAG, INC.
                                        LANDERS AUTO SALES, LLC
                                        LANDERS BUICK PONTIAC, INC.
                                        LANDERS FORD NORTH, INC.
                                        LANDERS FORD, INC.
                                        LANDERS NISSAN, LLC
                                        LANDERS UNITED AUTO GROUP NO. 2, INC.
                                        LATE ACQUISITION I, LLC

                                        LATE ACQUISITION II, LLC
                                        LMNS, LLC
                                        LRP, LTD.
                                        MICHAEL CHEVROLET-OLDSMOBILE, INC.
                                        MOTORCARS ACQUISITION II, LLC
                                        MOTORCARS ACQUISITION III, LLC
                                        MOTORCARS ACQUISITION IV, LLC
                                        MOTORCARS ACQUISITION V, LLC
                                        MOTORCARS ACQUISITION VI, LLC
                                        MOTORCARS ACQUISITION, LLC
                                        NATIONAL CITY FORD, INC.
                                        NISSAN OF NORTH OLMSTED, LLC
                                        PEACHTREE NISSAN, INC.
                                        PMRC, LLC
                                        REED-LALLIER CHEVROLET, INC.
                                        RELENTLESS PURSUIT ENTERPRISES, INC.
                                        SA AUTOMOTIVE, LTD.
                                        SAU AUTOMOTIVE, LTD.
                                        SCOTTSDALE FERRARI, LLC
                                        SCOTTSDALE JAGUAR, LTD.
                                        SCOTTSDALE MANAGEMENT GROUP, LTD.
                                        SIGMA MOTORS, INC.
                                        SK MOTORS, LTD.
                                        SL AUTOMOTIVE, LTD.
                                        SOMERSET MOTORS, INC.
                                        SUN MOTORS, LTD.
                                        THE NEW GRACELAND DODGE, INC.
                                        TRI-CITY LEASING, INC.
                                        UAG ATLANTA H1, LLC
                                        UAG ATLANTA IV MOTORS, INC.
                                        UAG CAPITOL, INC.
                                        UAG CARIBBEAN, INC.
                                        UAG CAROLINA, INC.
                                        UAG CENTRAL FLORIDA MOTORS, LLC
                                        UAG CENTRAL REGION MANAGEMENT, INC.
                                        UAG CERRITOS, LLC
                                        UAG CHCC, INC.
                                        UAG CHEVROLET, INC.
                                        UAG CITRUS MOTORS, LLC
                                        UAG CLASSIC, INC.
                                        UAG CLOVIS, INC.
                                        UAG CONNECTICUT, LLC
                                        UAG DULUTH, INC.
                                        UAG EAST, LLC
                                        UAG ESCONDIDO A1, INC.
                                        UAG ESCONDIDO H1, INC.
                                        UAG ESCONDIDO M1, INC.
                                        UAG FAYETTEVILLE I, LLC
                                        UAG FAYETTEVILLE II, LLC
                                        UAG FAYETTEVILLE III, LLC
                                        UAG FINANCE COMPANY, INC.
                                        UAG GRACELAND II, INC.

                                        UAG HUDSON, INC.
                                        UAG INTERNATIONAL HOLDINGS, INC.
                                        UAG KISSIMMEE MOTORS, INC.
                                        UAG LANDERS SPRINGDALE, LLC
                                        UAG LOS GATOS, INC.
                                        UAG MARIN, INC.
                                        UAG MEMPHIS II, INC.
                                        UAG MEMPHIS IV, INC.
                                        UAG MEMPHIS MANAGEMENT, INC.
                                        UAG MICHIGAN CADILLAC, LLC
                                        UAG MICHIGAN H1, LLC
                                        UAG MICHIGAN H2, LLC
                                        UAG MICHIGAN PONTIAC-GMC, LLC
                                        UAG MICHIGAN T1, LLC
                                        UAG MICHIGAN TMV, LLC
                                        UAG NANUET I, LLC
                                        UAG NANUET II, LLC
                                        UAG NEVADA LAND, LLC
                                        UAG NORTHEAST, LLC
                                        UAG OLDSMOBILE OF INDIANA, LLC
                                        UAG PHOENIX VC, LLC
                                        UAG ROYAL PALM, LLC
                                        UAG SAN DIEGO A1, INC.
                                        UAG SAN DIEGO AU, INC.
                                        UAG SAN DIEGO H1, INC.
                                        UAG SAN DIEGO JA, INC.
                                        UAG SAN DIEGO MANAGEMENT, INC.
                                        UAG SOUTHEAST, INC.
                                        UAG SPRING, LLC
                                        UAG STEVENS CREEK II, INC.
                                        UAG SUNNYVALE, INC.
                                        UAG TORRANCE, INC.
                                        UAG TULSA JLM, LLC
                                        UAG TULSA VC, LLC
                                        UAG TURNERSVILLE MOTORS, LLC
                                        UAG VC II, LLC
                                        UAG VK, LLC
                                        UAG WEST BAY AM, LLC
                                        UAG WEST BAY FM, LLC
                                        UAG WEST BAY IA, LLC
                                        UAG WEST BAY IAU, LLC
                                        UAG WEST BAY IB, LLC
                                        UAG WEST BAY II, LLC
                                        UAG WEST BAY IL, LLC
                                        UAG WEST BAY IM, LLC
                                        UAG WEST BAY IN, LLC
                                        UAG WEST BAY IP, LLC
                                        UAG WEST BAY IV, LLC
                                        UAG WEST BAY IW, LLC
                                        UAG WEST, LLC
                                        UAG YOUNG AUTOMOTIVE GROUP, LLC
                                        UAG YOUNG II, INC.

                                        UAG/PFS, INC.
                                        UNITED FORD BROKEN ARROW, LLC
                                        UNITED FORD NORTH, LLC
                                        UNITED FORD SOUTH, LLC
                                        UNITED NISSAN, INC. (A GEORGIA
                                           CORPORATION)
                                        UNITED NISSAN, INC. (A TENNESSEE
                                           CORPORATION)
                                        UNITED RANCH AUTOMOTIVE, LLC
                                        UNITEDAUTO DODGE OF SHREVEPORT, INC.
                                        UNITEDAUTO SCOTTSDALE PROPERTY HOLDINGS,
                                           LLC
                                        WEST PALM AUTO MALL, INC.
                                        WESTBURY SUPERSTORE, LTD.
                                        YOUNG AUTOMOTIVE HOLDINGS, LLC
                                        YOUNG MANAGEMENT GROUP, INC.


                                        By: /s/ Robert H. Kurnick, Jr.
                                            ------------------------------------
                                        Name: Robert H. Kurnick, Jr.
                                        Title: Assistant Secretary

                                        ATLANTIC AUTO FUNDING CORPORATION
                                        ATLANTIC AUTO SECOND FUNDING CORPORATION
                                        ATLANTIC AUTO THIRD FUNDING CORPORATION
                                        UAG MICHIGAN HOLDINGS, INC.
                                        UAG NORTHEAST BODY SHOP, INC.
                                        UAG REALTY, LLC
                                        UAG TEXAS II, INC.
                                        UAG TEXAS, LLC
                                        UAG TULSA HOLDINGS, LLC
                                        UAG TURNERSVILLE REALTY, LLC
                                        UNITEDAUTO FIFTH FUNDING, INC.
                                        UNITED AUTO LICENSING, LLC
                                        UNITED AUTOCARE PRODUCTS, LLC
                                        UNITEDAUTO FINANCE, INC.
                                        UNITEDAUTO FOURTH FUNDING INC.


                                        By: /s/ Robert H. Kurnick, Jr.
                                            ------------------------------------
                                        Name: Robert H. Kurnick, Jr.
                                        Title: Secretary


                                        DIFEO HYUNDAI PARTNERSHIP
                                        DIFEO NISSAN PARTNERSHIP
                                        DIFEO CHRYSLER PLYMOUTH JEEP EAGLE
                                           PARTNERSHIP
                                        DIFEO LEASING PARTNERSHIP
                                        DANBURY AUTO PARTNERSHIP
                                        DIFEO TENAFLY PARTNERSHIP
                                        OCT PARTNERSHIP
                                        HUDSON MOTORS PARTNERSHIP
                                        COUNTY AUTO GROUP PARTNERSHIP
                                        SOMERSET MOTORS PARTNERSHIP

                                        By: DIFEO PARTNERSHIP, LLC
                                            A general partner


                                        By: /s/ Robert H. Kurnick, Jr.
                                            ------------------------------------
                                        Name: Robert H. Kurnick, Jr.
                                        Title: Assistant Secretary


                                        SHANNON AUTOMOTIVE, LTD.
                                        UAG HOUSTON ACQUISITION, LTD.

                                        By: UAG TEXAS II, INC.,  a general
                                            partner


                                        By: /s/ Robert H. Kurnick, Jr.
                                            ------------------------------------
                                        Name: Robert H. Kurnick, Jr.
                                        Title: Secretary

                                        WTA MOTORS, LTD.

                                        By: LATE ACQUISITION II, LLC, a general
                                            partner


                                        By: /s/ Robert H. Kurnick, Jr.
                                            ------------------------------------
                                        Name: Robert H. Kurnick, Jr.
                                        Title: Assistant Secretary


                                        UAG GD, LTD.
                                        UAG GN, LTD.
                                        UAG GP, LTD.
                                        UAG GW, LTD.

                                        By: UAG HOUSTON ACQUISITION, LTD.,
                                            a general partner

                                        By: UAG TEXAS II, INC., a general
                                            partner


                                        By: /s/ Robert H. Kurnick, Jr.
                                            ------------------------------------
                                        Name: Robert H. Kurnick, Jr.
                                        Title: Secretary


                                        UAG MINNEAPOLIS B1, LLC
                                        JS IMPORTS, LLC
                                        PALM AUTO PLAZA, LLC
                                        WEST PALM NISSAN, LLC
                                        UAG BOSTON FMM, LLC
                                        UAG BOSTON FMB, LLC
                                        UAG BOSTON FML, LLC
                                        UAG BOSTON FMR, LLC
                                        UAG BOSTON BENTLEY, LLC
                                        WEST PALM S1, LLC


                                        By: /s/ Robert H. Kurnick, Jr.
                                            ------------------------------------
                                        Name: Robert H. Kurnick, Jr.
                                        Title: Assistant Secretary


                                        UNITED AUTO GROUP, INC.


                                        By: /s/ Shane M. Spradlin
                                            ------------------------------------
                                        Name: Shane M. Spradlin
                                        Title: Vice President and Secretary

                                        J.P.MORGAN TRUST COMPANY, NATIONAL
                                        ASSOCIATION, AS TRUSTEE

                                        By: /s/ George Reaves
                                            ------------------------------------
                                        Name: George Reaves
                                        Title: Vice President